UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

MONSTER WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15
Weston, Massachusetts		02493
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 461-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 10, 2015, Monster Worldwide, Inc. (the “Company”) announced its results of operations for the quarter and year ended December 31, 2014. A copy of the Company’s press release announcing its results of operations for the quarter and year ended December 31, 2014 is attached hereto as Exhibit 99.1. A copy of the supplemental financial information issued by the Company in connection with the press release is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On February 10, 2015, the Company committed to take a series of cost savings initiatives to reduce costs globally while continuing to support the Company’s new strategy. The initiatives currently include a global workforce reduction of approximately 300 associates, or 7% of its full-time staff, consolidation of certain office facilities, and continuing discretionary-spending and office and general expense controls. The Company expects these reductions, currently anticipated to be completed by the end of 2015, to result in annualized savings of approximately $38 million to $45 million. The full impact of the savings will be realized beginning in the fourth quarter of 2015.

As a result of these initiatives, the Company expects to record a cumulative pre-tax charge within the range of $18 million to $23 million, all of which is expected to be cash expenditures. The majority of the associated charges are expected to be recorded in the first half of 2015.

The breakdown of the expected aggregate pre-tax charge is as follows:

Category	Range
Employee Severance	$16 million – $20 million
Consolidation of Office Facilities and Other	$2 million – $3 million

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of the Company Issued on February 10, 2015 Reporting the Company’s Results for the Quarter and Year Ended December 31, 2014.

99.2	Supplemental Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ James M. Langrock
Name:	James M. Langrock
Title:	Executive Vice President and Chief Financial Officer

Date: February 10, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company Issued on February 10, 2015 Reporting the Company’s Results for the Quarter and Year Ended December 31, 2014.

99.2	Supplemental Financial Information.